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                                                                    EXHIBIT 10.8

                       CONTRACT FOR THE ENGINEERING OF A
                          85' CONSOLIDATED MOTOR YACHT


THIS AGREEMENT (Hereinafter referred to as "AGREEMENT"), is made and entered into this ____ day of October, 1998, by and between Arthur M. Barbeito & Associates, Inc., a Florida Corporation (hereinafter refer as Barbeito), whose office is located at 4967 SW 74 Ct., Miami FL 33155, and Consolidated Marine, Inc. located at 775-B Taylor Lane, Dania, FL 33004.


WHEREAS, ARTHUR M. BARBEITO & ASSOCIATES, INC. is engaged in the yacht design and engineering, business; and

WHEREAS, CONSOLIDATED MARINE is a production yacht builder and Barbeito is willing to enter into this Agreement with Consolidated, in accordance with the terms, covenants, and conditions hereinafter set forth; and

WHEREAS, BARBEITO AND CONSOLIDATED agree that the purpose of the Agreement is to foster a furthering relationship between the parties.

NOW, THEREFORE, for the reasons set forth above, and in consideration of the mutual covenants and promises of the parties hereto, and for separate consideration and $10.00 (Ten dollars) paid in hand by Consolidated to Barbeito, Barbeito and Consolidated mutually covenant and agreed with each other as follows:

1.0 RECITALS. The foregoing recitals are hereby ratified and confirmed as being true and correct and incorporated herein in all respects.

2.0 DESCRIPTION OF BARBEITO'S SERVICES. Subject to the orders, advice and direction of Consolidated, Barbeito shall provide the engineering services described in EXHIBIT A necessary for the construction of an 85' MOTOR YACHT. Consolidated will receive three copies and DXF.files for all the drawings.

3.0 PLACE OF RENDERING SERVICES. Barbeito shall use its office space located at 4967 SW 74 Ct., Miami, FL 33155 to render the services to be performed hereunder.

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4.0  DESCRIPTION OF CONSOLIDATED'S OBLIGATIONS. Consolidated will discuss all preferences and requirements prior to the commencement of the engineering work. All drawings will be approved and signed off by Consolidated within two days of the delivery of the drawings. A signed copy will be returned to Barbeito. Any changes to the drawings, after the drawings have been approved by Consolidated, will be billed at $50.00 (Fifty dollars) per hour. Consolidated will advise Barbeito of any inaccuracies for correction. All deviations from the drawings are to be communicated to Barbeito.

5.0  PAYMENT FOR SERVICES AND EXPENSES.

     5.1 Barbeito shall be paid by Consolidated the amount of $150,000.00 (One hundred fifty thousand dollars) for the services to be performed hereunder EXHIBIT A, subject to the payment schedule EXHIBIT A and the terms and conditions set forth herein. All payments will be due 30 days from the billing date. EXHIBIT A is divided into 10 sections. Consolidated will instruct Barbeito when to start each section.
          The terms and conditions of each section are as follows 50% upon commencement and 50% when the work is completed.

     5.2 Some sections of EXHIBIT A may vary in scope. Some may require the deletion of certain drawings, or certain drawings may need to be added. The contract amount will be adjusted as required. It should be keep in mind that this contract is for the scope of work described in EXHIBIT A and that this clause is to provide flexibility to the scope of work.

     5.3 If travel shall be required by Barbeito to work on the project hereunder, Barbeito will provide Consolidated with a budget, prior to travel, detailing the expenses involved. Barbeito will be reimbursed by Consolidated for the expenses incurred and cost of travel within a period of five days. Travel to the Consolidated Marine, Dania facility, is not considered travel.

6.0 MANNER OF PERFORMANCE. Barbeito shall at all times, faithfully, industriously, and to the best of it's ability, experience and talents, render all the services that may be required of and from it pursuant to the express and implicit terms.

7.0 NONDISCLOSURE OF INFORMATION. Barbeito acknowledges that all of Consolidated's products, suppliers, processes, information, advertising, trade secrets, records, marketing information, techniques and all other information related to Consolidated's business, are of proprietary interest to Consolidated. Barbeito agrees that all such trade secrets are the permanent proprietary property of Consolidated and as such
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will not be copied or disseminated in any manner without the written consent of
Consolidated. Consolidated acknowledges that all of Barbeito's drawings or calculations are trade secrets and as such will not be given to third parties without a written consent from Barbeito.

     8.0 TERMS. This written Agreement contains the sole and entire agreements between the parties hereto and supersedes any and all other agreements, discussions, or conversations. Therefore, the parties have voluntarily entered into this Agreement with full knowledge, understanding and comprehension.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the day and year or first above written.

WITNESSES:

                                        ARTHUR M. BARBEITO & ASSOCIATES, INC.

------------------------------------    By:
                                            ---------------------------------
Print Name:                                 Arthur M. Barbeito
            ------------------------
(Corporate seal)

                                        CONSOLIDATED MARINE, INC.

------------------------------------    By:
                                            ---------------------------------
Print Name:                             Print Name:
            ------------------------                -------------------------
(Corporate seal)


                                        ACCEPTED BY: REVENGE MARINE, INC.

                                        By:
                                            ---------------------------------

                                        Print Name:
                                                    -------------------------